                                                                              Exhibit 99.1

                                  Joint Filer Information

Date of Event Requiring Statement:    January 6, 2010
Issuer Name and Ticker or Trading     Crosstex Energy, L.P. [XTEX]
Symbol:

Designated Filer:                     GSO Crosstex Holdings LLC
Other Joint Filers:                   Blackstone / GSO Capital Solutions Fund LP
                                      Blackstone / GSO Capital Solutions Associates LLC
                                      GSO Holdings I LLC
                                      Blackstone Holdings I L.P.
                                      Blackstone Holdings I/II GP Inc.
                                      The Blackstone Group L.P.
                                      Blackstone Group Management L.L.C.
                                      Mr. Stephen A. Schwarzman
                                      Bennett J. Goodman,
                                      J. Albert Smith III,
                                      Douglas I. Ostrover

Addresses:                            The address of the principal business and
                                      principal office of each of GSO Crosstex
                                      Holdings LLC, Blackstone/GSO Capital
                                      Solutions Fund LP, Blackstone/GSO Capital
                                      Solutions Associates LLC, Bennett J. Goodman,
                                      J. Albert Smith III and Douglas I. Ostrover
                                      is C/O GSO Capital Partners LP,
                                      280 Park Avenue, New York, NY 10017.

                                      The address of the principal business and
                                      principal office of each of GSO Holdings I LLC,
                                      Blackstone Holdings I L.P., Blackstone Holdings
                                      I/II GP Inc., The Blackstone Group L.P.,
                                      Blackstone Group Management L.L.C. and Mr. Stephen
                                      A. Schwarzman is c/o The Blackstone Group, 345
                                      Park Avenue, New York, NY 10154.

Signatures:
Dated: January 19, 2010               GSO Crosstex Holdings LLC
                                      By: /s/ George Fan
                                      Name: George Fan
                                      Title: Authorized Person

                                      Blackstone / GSO Capital Solutions Fund LP
                                      By: /s/ George Fan
                                      Name: George Fan
                                      Title: Authorized Person

                                      Blackstone / GSO Capital Solutions Associates LLC
                                      By: /s/ George Fan
                                      Name: George Fan
                                      Title: Authorized Person

                                      GSO Holdings I LLC
                                      By: /s/ Robert L. Friedman
                                      Name: Robert L. Friedman
                                      Title: Authorized Person

                                      Blackstone Holdings I L.P.
                                      By: /s/ Robert L. Friedman
                                      Name: Robert L. Friedman
                                      Title: Authorized Person

                                      Blackstone Holdings I/II GP Inc.
                                      By: /s/ Robert L. Friedman
                                      Name: Robert L. Friedman
                                      Title: Authorized Person

                                      The Blackstone Group L.P.
                                      By: /s/ Robert L. Friedman
                                      Name: Robert L. Friedman
                                      Title: Authorized Person

                                      Blackstone Group Management L.L.C.
                                      By: /s/ Robert L. Friedman
                                      Name: Robert L. Friedman
                                      Title: Authorized Person

                                      Mr. Stephen A. Schwarzman
                                      By: /s/ Stephen A. Schwarzman
                                      Name: Stephen A. Schwarzman

                                      Bennett J. Goodman
                                      By: /s/ George Fan
                                      Name: George Fan
                                      Title: Attorney-In-Fact

                                      J. Albert Smith III
                                      By:  /s/ George Fan
                                      Name: George Fan
                                      Title: Attorney-In-Fact

                                      Douglas I. Ostrover
                                      By: /s/ George Fan
                                      Name: George Fan
                                      Title: Attorney-In-Fact